UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2016

RARE

GLOBAL INFRASTRUCTURE

VALUE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide capital appreciation and income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of RARE Global Infrastructure Value Fund for the period since the Fund’s inception on March 31, 2016 through September 30, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 28, 2016

II	RARE Global Infrastructure Value Fund

Investment commentary

This Investment Commentary covers the Fund’s initial reporting period (the Fund’s inception on March 31, 2016 through September 30, 2016).

Economic review

The pace of U.S. economic activity fluctuated from the Fund’s inception on March 31, 2016 through September 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first and second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s initial reading for third quarter 2016 GDP growth — released after the reporting period ended — was 2.9%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, a smaller decrease in state and local government spending and an upturn in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended on September 30, 2016, the unemployment rate was 5.0%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed declined over the period. In September 2016, 24.9% of Americans looking for a job had been out of work for more than six months, versus 25.7% when the period began.

Turning to the global economy, in its October 2016 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”)ii said, “The forces shaping the global outlook — both those operating over the short term and those operating over the long term — point to subdued growth for 2016 and a gradual recovery thereafter, as well as to downside risks.” From a regional perspective, the IMF currently estimates 2016 growth in the Eurozone will be 1.7%, versus 2.0% in 2015. Japan’s economy is expected to expand 0.5% in 2016, the same as in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.2% in 2016, versus 4.0% in 2015.

After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. At its meeting that concluded on September 21, 2016, as well as during the prior meetings of the year, the Fed kept rates on hold. In the Fed’s statement after the September meeting it said, “The Committee judges that the case for an increase in the federal funds rate has strengthened but decided, for the time being, to wait for further evidence of continued progress toward its objectives. The stance of monetary policy remains accommodative, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. In January 2015, before the reporting period began, the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In December 2015,

RARE Global Infrastructure Value Fund	III

Investment commentary (cont’d)

the ECB extended its monthly bond buying program until at least March 2017. Finally, in March 2016 the ECB announced that it would increase its bond purchasing program to €80 billion-a-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Looking at other developed countries, in the aftermath of the June 2016 U.K. referendum to leave the European Union (“Brexit”), the Bank of England (“BoE”)vi lowered rates in October 2016 from 0.50% to 0.25% — an all-time low. After holding rates steady at 0.10% for more than five years, in January 2016 the Bank of Japan announced that it lowered the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of China kept rates steady at 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 28, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

IV	RARE Global Infrastructure Value Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide capital appreciation and income. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, if any, in securities issued by companies that are engaged in the infrastructure business and other investments with similar economic characteristics.

We at RARE Infrastructure (North America) Pty Limited (“RARE”), the Fund’s subadviser, consider companies to be engaged in the infrastructure business if at least 50% or more of their assets, income, sales or profits are committed to, derived from or related to, the construction, renovation, ownership, development, financing, management or operation of infrastructure assets or the provision of raw materials necessary for the construction and maintenance of infrastructure assets. Infrastructure assets include physical structures, networks, developments and projects that communities and economies require to function and grow, including transportation-related infrastructure (airports, toll roads, rail, and ports), energy-related infrastructure (gas pipelines, alternative energy and electrical plants), water and sewage infrastructure, communications infrastructure (fiber, copper, wireless and cable networks, broadcast towers and satellites), and social services-related infrastructure (hospitals, healthcare facilities, educational facilities, prisons, sports and entertainment facilities and stadiums) and other resources and services necessary for the construction and maintenance of infrastructure assets. The Fund concentrates its investments in companies that are engaged in the infrastructure business.

The Fund invests primarily in equity and equity-related securities of exchange-traded infrastructure companies, which may include common stocks, preferred stocks, convertible stocks and other securities convertible into equity securities, publicly-traded units of master limited partnerships (MLPs), and securities of other investment companies, exchange traded funds (ETFs) and real estate investment trusts (REITs). The Fund may invest in companies of any size and market capitalization, including small and mid-capitalization companies. These issuers may be newer or less-seasoned companies, including companies making initial public offerings (IPOs). The Fund’s portfolio is expected to be highly concentrated, with approximately 30-60 holdings.

The Fund may seek investment opportunities in any foreign country and may invest a significant portion of its assets in foreign securities (up to 80% of its assets). Under normal market conditions the Fund will invest in or have exposure to securities of companies located in at least three foreign countries. The Fund may invest up to 25% of its assets in securities of companies located in countries with developing or emerging markets.

The Fund may engage in forward foreign currency contracts and may use derivatives such as options and futures contracts to hedge investments or to gain exposure to the market for the underlying investments. Derivative instruments are taken into account when determining compliance with the Fund’s 80% policy. It is not anticipated that the Fund will hedge currency exposure to non-U.S. dollar denominated investments, but we reserve the right to do so.

We use various quantitative and qualitative measures to analyze global equity securities.

RARE Global Infrastructure Value Fund 2016 Annual Report	1

Fund overview (cont’d)

We apply a proprietary screening methodology to develop an investment universe of securities of companies that are engaged in the infrastructure business. This process focuses on identifying companies with long term cash flows from regulatory and/or contractual frameworks and where cash flows are believed to be relatively sustainable. We also focus on companies that we believe are attractively valued relative to other companies in the same industry or market. We may sell a portfolio holding if the anticipated return falls below predetermined required return bands that prompt a review of the portfolio position.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The reporting period, since the Fund’s inception on March 31, 2016 through September 30, 2016, was a volatile period for global equity markets as investors remained focused on U.S. central bank policy dynamics. Key decisions over this reporting period included the U.S. Federal Reserve Board’s (the “Fed”)i decision to raise its federal funds rateii by 0.25% in December 2015. Despite mixed signals from the Fed, interest rates have remained on hold. Elsewhere, the European Central Bank (“ECB”)iii unveiled a raft of policy measures in March. Chief among these initiatives was a cut to the deposit rate by 0.10% to -0.4% and an expansion of its asset purchases program to include corporate debt and a faster monthly run rate. Since this decision, interest rates have remained on hold. More recently, the Bank of Japan unveiled a plan to anchor yields on 10-year bonds to around zero.

Over the reporting period, a key geopolitical event was the decision by the U.K. to leave the European Union in June. The news of this decision led to sharp volatility in global markets and represented a significant economic and policy shock to the U.K., Europe and the global economy. The impact of the Brexit vote on equity markets, however, was short-lived with global equity markets recovering in the subsequent months.

Furthermore, emerging markets were volatile during the reporting period, weakening considerably in the first quarter of 2016 due to increasing concerns around growth prospects in emerging market nations, particularly in China. In the second and third quarters of 2016, the prices of Brazilian and Latin American securities, in particular, soared as investors increased their appetite for higher-yielding emerging market securities as of September 30, 2016.

Q. How did we respond to these changing market conditions?

A. RARE believes that it is prudent to retain a core exposure to the more defensive, higher-income regulated Utilities sector which includes water and waste water companies and gas and electric transmission and distribution companies balanced against exposure to the more growth sensitive infrastructure industries such as airports, toll roads, rail, ports and communications.

As of September 30, 2016, we had approximately 40% of the Fund invested in the U.S. and Canada and take a constructive view on the U.S. economy. In line with this thesis, we continue to retain exposure to more gross domestic product (“GDP”)iv-sensitive U.S. companies, in particular rail and communications securities, which are set to benefit from an increase in economic activity. We expect steady growth in the U.S. for the remainder of 2016.

2	RARE Global Infrastructure Value Fund 2016 Annual Report

Our constructive view on the U.S. economy manifests in higher bond yields flowing through U.S. gas and electric company models over the medium term. U.S. gas and electric companies have become incrementally more attractive given recent share price reductions across these sectors and may potentially be an area for further investment.

As of September 30, 2016, we had approximately 31% of the Fund’s assets invested in Western Europe, split between regulated Utilities (gas, electric and water) and infrastructure (airports, tollroads, rail, ports and communications.) We believe the continued low-bond-yield environment in Europe will provide an attractive investment environment for select European Utilities. Additionally, we believe the continued quantitative easing by the ECB will support economic growth in the medium term which in turn supports the valuations of infrastructure securities.

In Australia, we believe there will be continued growth in the economy and that, as a result, bond yields will increase over the medium term. The Fund had 11% exposure to high quality Australian gas and electric securities; comprising of electric stocks Spark Infrastructure Group and AusNet Services, and APA Group, a gas stock, at the end of the reporting period.

In emerging markets, we have begun to see GDP growth stabilize. As of September 30, 2016, the Fund had a 6% emerging markets exposure which is concentrated in Latin American securities.

Performance review

For the period since the Fund’s inception on March 31, 2016 through September 30, 2016, Class A shares of RARE Global Infrastructure Value Fund, excluding sales charges, returned 5.51%. The Fund’s unmanaged benchmark, the MSCI World Core Infrastructure (Net) (USD)v, returned 7.79% for the same period. The Lipper Global Infrastructure Funds Category Average1 returned 7.66% over the same time frame.

Performance Snapshot as of September 30, 2016 (unaudited)
(excluding sales charges)	Since Fund Inception*
RARE Global Infrastructure Value Fund:
Class A	5.51%
Class I	5.63%
Class IS	5.64%
MSCI World Core Infrastructure Index (Net) (USD)	7.79%
Lipper Global Infrastructure Funds Category Average[1]	7.66%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended September 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 92 funds in the Fund’s Lipper category, and excluding sales charges, if any.

RARE Global Infrastructure Value Fund 2016 Annual Report	3

Fund overview (cont’d)

taxes that a shareholder would pay on Fund distributions. If sales charges were reflected the performance would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods will differ in some cases substantially.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

* The Fund’s inception date is March 31, 2016.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2016, the gross total annual fund operating expense ratios for Class A, Class I and Class IS shares were 5.12%, 4.77% and 4.67%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses to average net assets, will not exceed 1.50% for Class A shares, 1.15% for Class I shares and 1.05% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. For the reporting period, the leading regional contributors to performance were the U.S., Canada, Western Europe and Latin America. On an industry level, rail, gas, electric, communications and water contributed to Fund performance.

The top stock contributor over the period was Kinder Morgan Inc. (“KMI”), a North American energy infrastructure company. KMI’s key assets include natural gas pipelines, oil pipelines and terminals, which are predominantly contracted or regulated. KMI’s predominant business is natural gas pipelines, which we believe should benefit from a strong increase in gas supply and the need to build out supporting infrastructure over the long term.

During the period, Norfolk Southern Corp. (“NSC”) was another strong performer. NSC is one of the five leading U.S. rail companies, with approximately 20,000 miles of track, serving 22 states and 40+ ports. NSC operates one of two railroad networks on the east coast of the U.S. (the other being CSX), and offers the most extensive intermodal network in the region. Intermodal is a key growth driver through GDP growth, as well as truck to rail switching.

4	RARE Global Infrastructure Value Fund 2016 Annual Report

Shares in Australian-based company, Spark Infrastructure Group (“SKI”), an investor in regulated electricity distribution and transmission businesses in Australia, also fared well during the period. Since listing on the Australian Securities Exchange (“ASX”) in 2005, SKI has owned approximately 49% of the electric distribution networks in South Australia, central Melbourne and western Victoria. Roughly 98% of SKI’s cash flow is derived from regulated and semi-regulated activities.

Q. What were the leading detractors from performance?

A. For the reporting period, regional detractors from performance included Asia Pacific and Middle East regions. On an industry level, airports, toll roads and ports detracted from Fund performance.

The worst performer over the period was Electric Power Development Co., a Japanese electricity generation company. The strong Yen has caused the earnings from Electric Power Development Co.’s international businesses to be lower than anticipated, reducing earnings per share and hence the markets target prices.

Aeroports de Paris (ADP), a French airport company that owns and operates three airports in Paris, including Charles de Gaulle (CDG), Orly and Le Bourget, also experienced weakness in its share price. ADP’s share price was adversely impacted by weak passenger volumes due largely to concerns about terrorism. Additionally, geopolitical issues in Turkey, impacted the share price and earnings expectations of their subsidiary, TAV Airport Holdings.

Q. Were there any significant changes to the Fund during the period?

A. We have not made significant changes to the positioning of the Fund since inception. The Fund has maintained core exposure to more defensive, higher-income utility companies balanced against selective exposure to the more growth-sensitive infrastructure sectors.

During the reporting period, the Fund initiated positions in the following stocks:

•

Eutelsat Communications (ETL) SA, a European satellite company. Following the U.K. Brexit referendum outcome, change in CEO and new earnings guidance, ETL became attractive on our valuation metrics. We initiated a position in the stock during July.

•	SES, FDR is a European satellite company. Amongst industry peers, in our opinion, SES stands out with a defensive cash flow profile.

•	Taking advantage of recent utility volatility, we initiated a position in PG&E Corp., a U.S. Electric utility company.

•	We initiated a position in Enbridge Inc., a Canadian gas company following the announcement of the merger with Spectra Energy Corp.

•	We entered into Canadian Pacific Railway, Ltd., a Canadian railway company on valuation grounds, as the market focused on short-term volume volatility.

On valuation grounds, we exited SBA Communications Corp., a U.S. communications company; Vinci SA, a French toll road operator; Severn Trent PLC, a U.K. water utility; and Aurizon Holdings Ltd., an Australian rail company.

RARE Global Infrastructure Value Fund 2016 Annual Report	5

Fund overview (cont’d)

Thank you for your investment in RARE Global Infrastructure Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Richard Elmslie

Portfolio Manager

RARE Infrastructure (North America) Pty Limited

Nick Langley

Portfolio Manager

RARE Infrastructure (North America) Pty Limited

Charles Hamieh

Portfolio Manager

RARE Infrastructure (North America) Pty Limited

Shane Hurst

Portfolio Manager

RARE Infrastructure (North America) Pty Limited

October 18, 2016

RISKS: The Fund is newly organized, with a limited history of operations. Equity securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Because the Fund invests significantly in companies that are engaged in the infrastructure business, the Fund is more susceptible to adverse economic, regulatory, political, legal and other changes affecting such companies. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Because this Fund holds a concentrated portfolio of securities and invests in certain regions or industries, it has increased vulnerability to market volatility. The Fund may invest in real estate investment trusts (REITs), which are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, as well as risks associated with small- and midcap investments. Investments in master limited partnerships (MLPs) include the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, changes in tax laws, and other risks of the MLP and energy sector. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund is non-diversified, and therefore it can invest a larger percentage of its assets in a smaller number of issuers than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2016 and are subject to change and may not be representative of the portfolio

6	RARE Global Infrastructure Value Fund 2016 Annual Report

managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2016 were: Sempra Energy (5.3%), American Tower Corp. (4.7%), Norfolk Southern Corp. (4.6%), Groupe Eurotunnel SE, Registered Shares (4.5%), Spark Infrastructure Group (4.4%), APA Group (4.3%), Kinder Morgan Inc. (3.9%), East Japan Railway Co. (3.4%), Crown Castle International Corp. (3.4%) and Atlantia SpA (3.4%). Please refer to pages 13 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2016 were: Utilities (45.4%), Industrials (31.7%), Real Estate (8.1%), Energy (5.8%) and Consumer Discretionary (3.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual for future performance.

[i]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

iv	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

[v]

The MSCI World Core Infrastructure Index (Net) (USD) captures large and mid-cap securities across the 23 Developed Markets (DM) countries. The Index is designed to represent the performance of listed companies within the developed markets that are engaged in core industrial infrastructure activities.

RARE Global Infrastructure Value Fund 2016 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2016. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	RARE Global Infrastructure Value Fund 2016 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2016 and held for the six months ended September 30, 2016, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[4]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.51%	$1,000.00	$1,055.10	1.31%	$6.73	Class A	5.00%	$1,000.00	$1,018.45	1.31%	$6.61
Class I	5.63	1,000.00	1,056.30	1.05	5.40	Class I	5.00	1,000.00	1,019.75	1.05	5.30
Class IS	5.64	1,000.00	1,056.40	1.05	5.40	Class IS	5.00	1,000.00	1,019.75	1.05	5.30

RARE Global Infrastructure Value Fund 2016 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the period March 31, 2016 (inception date) to September 30, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

[4]	For the six months ended September 30, 2016.

10	RARE Global Infrastructure Value Fund 2016 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
Without sales charges[1]	Class A†	Class I†	Class IS†
Inception* through 9/30/16	5.51%	5.63%	5.64%

With sales charges[2]	Class A†	Class I†	Class IS†
Inception* through 9/30/16	-0.55%	5.63%	5.64%

Cumulative total returns[1]
Class A (Inception date of 3/31/16 through 9/30/16)	5.51%
Class I (Inception date of 3/31/16 through 9/30/16)	5.63
Class IS (Inception date of 3/31/16 through 9/30/16)	5.64

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results for longer periods will differ, in some cases, substantially. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%.

*	Inception date for Class A, I and IS shares is March 31, 2016.

RARE Global Infrastructure Value Fund 2016 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of RARE Global Infrastructure Value Fund vs. MSCI World Core Infrastructure Index (Net)(USD)† — March 31, 2016 - September 30, 2016

Value of $1,000,000 invested in

Class I and Class IS Shares of RARE Global Infrastructure Value Fund vs. MSCI World Core Infrastructure Index (Net)(USD)† — March 31, 2016 - September 30, 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares and $1,000,000 invested in Class I and Class IS shares of RARE Global Infrastructure Value Fund on March 31, 2016 (inception date), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2016. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the MSCI World Core Infrastructure Index (Net)(USD). The MSCI World Core Infrastructure Index (Net)(USD) captures large and mid-cap securities across the 23 Developed Markets countries. The Index is designed to represent the performance of listed companies within the developed markets that are engaged in core industrial infrastructure activities. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

12	RARE Global Infrastructure Value Fund 2016 Annual Report

Schedule of investments

September 30, 2016

RARE Global Infrastructure Value Fund

Security	Shares	Value
Common Stocks — 94.2%
Consumer Discretionary — 3.2%
Media — 3.2%
Eutelsat Communications SA	2,680	$55,485	(a)
SES, FDR	4,836	118,619	(a)(b)
Total Consumer Discretionary		174,104
Energy — 5.8%
Oil, Gas & Consumable Fuels — 5.8%
Enbridge Inc.	2,347	103,150
Kinder Morgan Inc.	9,061	209,581
Total Energy		312,731
Industrials — 31.7%
Road & Rail — 15.8%
Canadian Pacific Railway Ltd.	383	58,442
Central Japan Railway Co.	706	120,787	(a)
CSX Corp.	4,784	145,912
East Japan Railway Co.	2,062	185,905	(a)
Norfolk Southern Corp.	2,581	250,512
Union Pacific Corp.	905	88,264
Total Road & Rail		849,822
Transportation Infrastructure — 15.9%
Aeroports de Paris	1,212	120,193	(a)
Atlantia SpA	7,297	185,272	(a)
DP World Ltd.	3,051	57,797	(a)
Fraport AG Frankfurt Airport Services Worldwide	2,676	146,216	(a)
Groupe Eurotunnel SE, Registered Shares	22,591	244,228	(a)
OHL Mexico SAB de CV	80,268	106,515	*
Total Transportation Infrastructure		860,221
Total Industrials		1,710,043
Real Estate — 8.1%
Equity Real Estate Investment Trusts (REITs) — 8.1%
American Tower Corp.	2,225	252,159
Crown Castle International Corp.	1,973	185,877
Total Real Estate		438,036
Utilities — 45.4%
Electric Utilities — 21.0%
AusNet Services	86,665	109,030	(a)
CPFL Energia SA	17,520	130,317
Edison International	1,446	104,474

See Notes to Financial Statements.

RARE Global Infrastructure Value Fund 2016 Annual Report	13

Schedule of investments (cont’d)

September 30, 2016

RARE Global Infrastructure Value Fund

Security		Shares	Value
Electric Utilities — continued
Iberdrola SA		22,862	$155,310	(a)
NextEra Energy Inc.		1,417	173,327
PG&E Corp.		1,829	111,880
Red Electrica Corporacion SA		5,142	110,840	(a)
Spark Infrastructure Group		133,881	237,016	(a)
Total Electric Utilities			1,132,194
Gas Utilities — 6.3%
APA Group		35,528	232,246	(a)
Gas Natural SDG SA		2,673	54,935	(a)
Tokyo Gas Co., Ltd.		12,500	55,617	(a)
Total Gas Utilities			342,798
Independent Power and Renewable Electricity Producers — 3.9%
EDP Renovaveis SA		16,930	135,905	(a)
Electric Power Development Co., Ltd.		3,180	76,380	(a)
Total Independent Power and Renewable Electricity Producers			212,285
Multi-Utilities — 9.2%
Ameren Corp.		2,250	110,655
National Grid PLC		7,065	99,850	(a)
Sempra Energy		2,657	284,804
Total Multi-Utilities			495,309
Water Utilities — 5.0%
Aguas Andinas SA, Class A Shares		87,921	56,552
Pennon Group PLC		14,155	163,504	(a)
United Utilities Group PLC		3,990	51,921	(a)
Total Water Utilities			271,977
Total Utilities			2,454,563
Total Investments before Short-Term Investments (Cost — $4,895,634)			5,089,477

	Rate
Short-Term Investments — 2.9%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $157,278)	0.400%	$157,278	157,278
Total Investments — 97.1% (Cost — $5,052,912#)			5,246,755
Other Assets in Excess of Liabilities — 2.9%			154,077
Total Net Assets — 100.0%			$5,400,832

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is $5,053,874.

See Notes to Financial Statements.

14	RARE Global Infrastructure Value Fund 2016 Annual Report

RARE Global Infrastructure Value Fund

Abbreviation used in this schedule:
FDR	— Fiduciary Depositary Receipts

Summary of Investments by Country** (unaudited)
United States	36.5%
Australia	11.0
Spain	8.7
Japan	8.4
France	8.0
United Kingdom	6.0
Italy	3.5
Canada	3.1
Germany	2.8
Brazil	2.5
Luxembourg	2.3
Mexico	2.0
United Arab Emirates	1.1
Chile	1.1
Short-Term Investments	3.0
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2016 and are subject to change.

See Notes to Financial Statements.

RARE Global Infrastructure Value Fund 2016 Annual Report	15

Statement of assets and liabilities

September 30, 2016

Assets:
Investments, at value (Cost — $5,052,912)	$5,246,755
Foreign currency, at value (Cost — $1,133)	1,171
Deferred offering costs	108,966
Receivable for securities sold	52,041
Receivable from investment manager	21,935
Dividends and interest receivable	10,623
Prepaid expenses	6,746
Total Assets	5,448,237

Liabilities:
Trustees’ fees payable	110
Service and/or distribution fees payable	24
Accrued expenses	47,271
Total Liabilities	47,405
Total Net Assets	$5,400,832

Net Assets:
Par value (Note 7)	$5
Paid-in capital in excess of par value	5,152,611
Undistributed net investment income	14,499
Accumulated net realized gain on investments and foreign currency transactions	39,854
Net unrealized appreciation on investments and foreign currencies	193,863
Total Net Assets	$5,400,832

Net Assets:
Class A	$119,156
Class I	$209,523
Class IS	$5,072,153

Shares Outstanding:
Class A	11,389
Class I	20,025
Class IS	484,794

Net Asset Value:
Class A (and redemption price)	$10.46
Class I (and redemption price)	$10.46
Class IS (and redemption price)	$10.46
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$11.10

See Notes to Financial Statements.

16	RARE Global Infrastructure Value Fund 2016 Annual Report

Statement of operations

For the Period Ended September 30, 2016†

Investment Income:
Dividends	$79,669
Interest	767
Less: Foreign taxes withheld	(4,968)
Total Investment Income	75,468

Expenses:
Offering costs (Note 1)	84,673
Organization expenses (Note 1)	37,400
Investment management fee (Note 2)	23,342
Audit and tax fees	20,000
Shareholder reports	10,899
Fund accounting fees	8,755
Custody fees	7,474
Legal fees	5,739
Registration fees	2,128
Trustees’ fees	291
Service and/or distribution fees (Notes 2 and 5)	139
Transfer agent fees (Note 5)	53
Insurance	30
Miscellaneous expenses	2,751
Total Expenses	203,674
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(176,299)
Net Expenses	27,375
Net Investment Income	48,093

Realized and Unrealized Gain on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	36,299
REIT distributions	3,554
Foreign currency transactions	2,001
Net Realized Gain	41,854
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	193,843
Foreign currencies	20
Change in Net Unrealized Appreciation (Depreciation)	193,863
Net Gain on Investments and Foreign Currency Transactions	235,717
Increase in Net Assets From Operations	$283,810

†	For the period March 31, 2016 (inception date) to September 30, 2016.

See Notes to Financial Statements.

RARE Global Infrastructure Value Fund 2016 Annual Report	17

Statement of changes in net assets

For the Period Ended September 30, 2016 (unaudited)	2016[1]

Operations:
Net investment income	$48,093
Net realized gain	41,854
Change in net unrealized appreciation (depreciation)	193,863
Increase in Net Assets From Operations	283,810

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(52,001)
Decrease in Net Assets From Distributions to Shareholders	(52,001)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	5,117,022
Reinvestment of distributions	52,001
Increase in Net Assets From Fund Share Transactions	5,169,023
Increase in Net Assets	5,400,832

Net Assets:
Beginning of period	—
End of period*	$5,400,832
*Includes undistributed net investment income of:	$14,499

[1]	For the period March 31, 2016 (inception date) to September 30, 2016.

See Notes to Financial Statements.

18	RARE Global Infrastructure Value Fund 2016 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2016[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.08
Net realized and unrealized gain	0.47
Total income from operations	0.55

Less distributions from:
Net investment income	(0.09)
Total distributions	(0.09)

Net asset value, end of period	$10.46
Total return[3]	5.51%

Net assets, end of period (000s)	$119

Ratios to average net assets:
Gross expenses[4]	8.10%
Net expenses[4,5,6]	1.31
Net investment income[4]	1.60

Portfolio turnover rate	22%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 31, 2016 (inception date) to September 30, 2016.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

RARE Global Infrastructure Value Fund 2016 Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2016[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.10
Net realized and unrealized gain	0.46
Total income from operations	0.56

Less distributions from:
Net investment income	(0.10)
Total distributions	(0.10)

Net asset value, end of period	$10.46
Total return[3]	5.63%

Net assets, end of period (000s)	$210

Ratios to average net assets:
Gross expenses[4]	7.78%
Net expenses[4,5,6]	1.05
Net investment income[4]	2.05

Portfolio turnover rate	22%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 31, 2016 (inception date) to September 30, 2016.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	RARE Global Infrastructure Value Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2016[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.10
Net realized and unrealized gain	0.46
Total income from operations	0.56

Less distributions from:
Net investment income	(0.10)
Total distributions	(0.10)

Net asset value, end of period	$10.46
Total return[3]	5.64%

Net assets, end of period (000s)	$5,072

Ratios to average net assets:
Gross expenses[4]	7.85%
Net expenses[4,5,6]	1.05
Net investment income[4]	1.86

Portfolio turnover rate	22%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 31, 2016 (inception date) to September 30, 2016.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 1.05%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

RARE Global Infrastructure Value Fund 2016 Annual Report	21

Notes to financial statements

1. Organization and significant accounting policies

RARE Global Infrastructure Value Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

22	RARE Global Infrastructure Value Fund 2016 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

RARE Global Infrastructure Value Fund 2016 Annual Report	23

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	—	$174,104	—	$174,104
Industrials	$649,645	1,060,398	—	1,710,043
Utilities	972,009	1,482,554	—	2,454,563
Other common stocks	750,767	—	—	750,767
Total long-term investments	$2,372,421	$2,717,056	—	$5,089,477
Short-term investments†	157,278	—	—	157,278
Total investments	$2,529,699	$2,717,056	—	$5,246,755

†	See Schedule of Investments for additional detailed categorizations.

For the period ended September 30, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2016, securities valued at $2,717,056 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

24	RARE Global Infrastructure Value Fund 2016 Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) REIT distributions. The character of distributions received from Real Estate Investment Trusts (”REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Concentration risk. The Fund invests significantly in companies that are engaged in the infrastructure business and is therefore more susceptible to adverse economic, regulatory, political, legal and other changes affecting such companies.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Organization costs. Organization costs associated with the establishment of the Fund are charged to expense as they are incurred.

(h) Offering costs. Costs incurred by the Fund in connection with the commencement of the Fund’s operations are being amortized on a straight line basis over twelve months.

(i) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded

RARE Global Infrastructure Value Fund 2016 Annual Report	25

Notes to financial statements (cont’d)

on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions and has concluded that as of September 30, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$16,407	—	$(16,407)
(b)	2,000	$(2,000)	—

(a)	Reclassifications are due to non-deductible organization and offering costs for tax purposes.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and RARE Infrastructure (North America) Pty Limited (“RARE”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”) and RARE is a subsidiary of Legg Mason.

26	RARE Global Infrastructure Value Fund 2016 Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.900%
Next $1 billion	0.875
Next $3 billion	0.850
Next $5 billion	0.825
Over $10 billion	0.800

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays RARE and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class I and Class IS shares did not exceed 1.50%, 1.15% and 1.05%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

During the period ended September 30, 2016, fees waived and/or expenses reimbursed amounted to $176,299.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2016, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class I	Class IS
Expires September 30, 2019	$3,770	$4,150	$168,379
Total fee waivers/expense reimbursements subject to recapture	$3,770	$4,150	$168,379

For the period ended September 30, 2016, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

RARE Global Infrastructure Value Fund 2016 Annual Report	27

Notes to financial statements (cont’d)

There is a maximum initial sales charge of 5.75% for Class A shares. In certain cases, Class A shares have a contingent deferred sales charge (“CDSC”) of 1.00%, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended September 30, 2016, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, for the period ended September 30, 2016, there were no CDSCs paid to LMIS and its affiliates.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2016, Legg Mason and its affiliates owned 98% of the Fund.

3. Investments

During the period ended September 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$5,927,965
Sales	1,072,697

At September 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$289,761
Gross unrealized depreciation	(96,880)
Net unrealized appreciation	$192,881

4. Derivative instruments and hedging activities

During the period ended September 30, 2016, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A Shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the period ended September 30, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees†	Transfer Agent Fees†
Class A	$139	$20
Class I	—	20
Class IS	—	13
Total	$139	$53

†	For the period March 31, 2016 (inception date) to September 30, 2016.

28	RARE Global Infrastructure Value Fund 2016 Annual Report

For the period ended September 30, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements†
Class A	$3,770
Class I	4,150
Class IS	168,379
Total	$176,299

†	For the period March 31, 2016 (inception date) to September 30, 2016.

6. Distributions to shareholders by class

Period Ended September 30, 2016†
Net Investment Income:
Class A	$1,017
Class I	1,395
Class IS	49,589
Total	$52,001

†	For the period March 31, 2016 (inception date) to September 30, 2016.

7. Shares of beneficial interest

At September 30, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Period Ended September 30, 2016†
	Shares	Amount
Class A
Shares sold	11,291	$113,000
Shares issued on reinvestment	98	1,017
Net increase	11,389	$114,017

Class I
Shares sold	19,890	$204,022
Shares issued on reinvestment	135	1,395
Net increase	20,025	$205,417

Class IS
Shares sold	480,000	$4,800,000
Shares issued on reinvestment	4,794	49,589
Net increase	484,794	$4,849,589

†	For the period March 31, 2016 (inception date) to September 30, 2016.

RARE Global Infrastructure Value Fund 2016 Annual Report	29

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the period ended September 30, was as follows:

2016
Distributions paid from:
Ordinary income	$52,001

As of September 30, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$55,914
Undistributed long-term capital gains — net	3,554
Total undistributed earnings	$59,468
Other book/tax temporary differences(a)	(4,153)
Unrealized appreciation (depreciation)(b)	192,901
Total accumulated earnings (losses) — net	$248,216

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

30	RARE Global Infrastructure Value Fund 2016 Annual Report

Report of independent registered public

accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of the RARE Global Infrastructure Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the RARE Global Infrastructure Value Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at September 30, 2016, the results of its operations, the changes in its net assets and the financial highlights for the period March 31, 2016 (commencement of operations) through September 30, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

November 18, 2016

RARE Global Infrastructure Value Fund 2016 Annual Report	31

Board approval of management and

subadvisory agreements

At its February 2016 meeting, the Fund’s Board of Trustees (the “Board”) approved the management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”), the sub-advisory agreement between the Manager and RARE Infrastructure (North America) Pty Ltd. (“RARE”) and the sub-advisory agreement between the Manager and Western Asset Management Company (“Western Asset”) pursuant to which Western Asset provides day-to-day management of that portion of the Fund’s cash and short-term investments allocated to Western Asset under such sub-advisory agreement. (Each sub-advisory agreement is referred to as a “Sub-Advisory Agreement.”) (RARE and Western Asset are each referred to herein as a “Sub-Adviser.” The Management and Sub-Advisory Agreements are jointly referred to as the “Agreements.”) The Trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), met with the assistance of their independent legal counsel, to review and evaluate the materials provided by the Manager and the Sub-Advisers to assist the Board, and in particular the Independent Trustees, in considering the Management and Sub-Advisory Agreements, respectively.

In voting to approve the Agreements, the Board, including the Independent Trustees, considered whether approval of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreements. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each of the Agreements are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve the Agreements.

The Board considered information regarding the nature, extent and quality of services to be provided to the Fund by the Manager and each Sub-Adviser under the Management and Sub-Advisory Agreements, respectively. The Board also considered the supervisory activities to be provided by the Manager over the Sub-Advisers. In addition, the Board considered other information regarding the administrative and other services to be rendered to the Fund and its shareholders by the Manager and its affiliate. The Board noted information received at regular meetings throughout the year as well as information received as a part of the annual contract review process related to the services rendered by the Manager in its management of other funds in the Legg Mason fund complex, including the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers, and the services rendered by Western Asset. The Board’s evaluation of the services to be provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and Western Asset, and the quality of the Manager’s administrative and other services.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel that would be serving the Fund and the portfolio management team that would be primarily responsible for the day-to-day portfolio management of the Fund. The Board

32	RARE Global Infrastructure Value Fund

discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources of the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Sub-Advisers and the oversight to be provided by the Manager. The Board also considered brokerage policies and practices, including the policies and practices regarding soft dollars.

The Board received and reviewed historical performance results of a representative account managed by RARE under the same investment strategy it would use to manage the Fund.

The Board reviewed and considered, the proposed contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services to be provided by the Manager and the Sub-Advisers, respectively. The Board received and considered information comparing the Fund’s Contractual Management Fee with those of a group of comparable retail front-end load funds, which showed the Fund’s Contractual Management Fee was competitive with the management fees paid by such other funds. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers (the sub-advisory fees and the Contractual Management Fee are collectively referred to as the “Management Fees”). The Board also noted that the Manager would waive fees and reimburse expenses to the extent necessary to maintain specified expense levels until December 31, 2017 unless the Board consents to an earlier termination.

With respect to profitability, the Board noted the start-up status of the Fund.

Given the expected asset size of the Fund during the term of the Agreements and the breakpoints included in the Contractual Management Fee, the Board concluded that any anticipated economies of scale were appropriately reflected in the Contractual Management Fee.

The Board considered other benefits expected to be received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the structure of the fees, as well as the nature, extent and quality of the services expected to be provided, the Manager’s commitment to the Fund and the ancillary benefits expected to be received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the approval of each Agreement is in the best interest of the Fund.

RARE Global Infrastructure Value Fund	33

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of RARE Global Infrastructure Value Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

34	RARE Global Infrastructure Value Fund

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 21 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 21 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp.

RARE Global Infrastructure Value Fund	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) since 2015; President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (sporting goods)

36	RARE Global Infrastructure Value Fund

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	152
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

RARE Global Infrastructure Value Fund	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

38	RARE Global Infrastructure Value Fund

Executive Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011).
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

RARE Global Infrastructure Value Fund	39

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2016:

Record date:	6/29/2016	9/29/2016
Payable date:	6/30/2016	9/30/2016
Ordinary income:
Qualified dividend income for individuals*	64.17%	64.17%
Dividends qualifying for the dividends
received deduction for corporations*	16.80%	16.80%
Foreign source income*	48.13%	48.13%
Foreign taxes paid per share	$0.003068	$0.001454

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

40	RARE Global Infrastructure Value Fund

RARE

Global Infrastructure Value Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

RARE Infrastructure

(North America) Pty Limited.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

RARE Global Infrastructure Value Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

RARE Global Infrastructure Value Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of RARE Global Infrastructure Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

RARE314422 11/16 SR16-2919

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N- to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola CSR as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2015 and September 30, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $205,455 in September 30, 2015 and $89,074 in September 30, 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2015 and $3,250 in September 30, 2016.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $25,565 in September 30, 2015 and $42,737 in September 30, 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the to service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $1,762 in September 30, 2015 and $2,599 in September 30, 2016, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2015 and September 30, 2016; Tax Fees were 100% and 100% for September 30, 2015 and September 30, 2016; and Other Fees were 100% and 100% for September 30, 2015 and September 30, 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $348,474 in September 30, 2015 and $197,515 in September 30, 2016.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 22, 2016